_________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 29, 2001


                   Structured Asset Securities Corporation
                   ----------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                  333-35026              74-2440850
 State or Other Jurisdiction       (Commission         (I.R.S. Employer
      Of Incorporation)            File Number)        Identification No.)



           200 Vesey Street
          New York, New York                                     10285
    (Address of Principal Executive                            (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1
         -------------

     Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 3, 2000 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-5, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated March 29, 2001 (the "Prospectus Supplement"), and a prospectus, dated January 26, 2001 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.               Consent of Experts and Counsel






--------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRUCTURED ASSET SECURITIES
                                                  CORPORATION



                                            By: /s/ Ellen V. Kiernan
                                            Name:  Ellen V. Kiernan
                                            Title:    Vice President



Dated:  March 30, 2001

                                 EXHIBIT INDEX



Exhibit No.             Description                             Page No.


23                      Consent of Experts and Counsel             6

                   Exhibit 23 Consent of Experts and Counsel

                                                  PricewaterhouseCoopers LLP
                                                  1177 Avenue of the Americas
                                                  New York, NY  10036
                                                  Telephone  (212) 596-8000
                                                  Facsimile    (212) 596-8910



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Mortgage Pass-Through Certificates, Series 2001-5, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".


                                             /s/ PricewaterhouseCoopers LLP

                                             PricewaterhouseCoopers LLP



March 28, 2001